UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2011

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Safety Insurance Group, Inc. (the “Company”) was held on May 20, 2011.  Set forth below, with respect to each matter, as applicable, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.              Election of Directors

David F. Brussard and A. Richard Caputo, Jr. were each elected as a Class III director of the Company to serve a three-year term.  The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David F. Brussard	11,609,732	410,128	2,194,724
A. Richard Caputo, Jr.	11,714,232	305,628	2,194,724

In addition, the terms of the following directors continued after the Annual Meeting:  Frederic H. Lindeberg, Peter J. Manning, and David K. McKown.

2.              Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,142,100	70,145	2,339	0

3.              Approval of the Material Terms of the 2002 Management Omnibus Incentive Plan

The shareholders of the Company approved the material terms of the Company’s 2002 Management Omnibus Incentive Plan.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,785,695	180,898	53,267	2,194,724

4.              Approval of the Material Terms of the Annual Performance Incentive Plan

The shareholders of the Company approved the material terms of the Company’s Annual Performance Incentive Plan.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,873,180	137,883	8,797	2,194,724

5.              Advisory Vote on Executive Compensation

The shareholders of the Company approved, on a non-binding advisory basis, the executive compensation as disclosed in the Company’s Proxy Statement dated April 20, 2011.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,109,674	3,653,841	256,345	2,194,724

6.              Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders of the Company approved, on a non-binding advisory basis, that future advisory votes on executive compensation be taken every year.  The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
7,832,761	25,474	3,900,344	261,281	2,194,724

Consistent with the stated preference of a majority of the Company’s shareholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)
Date:	May 26, 2011

		By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary